Rule 497 (e)
                                                        Registration No. 2-94935
ADVANTAGE PRIMARY LIQUIDITY FUND
ADVANTAGE GOVERNMENT LIQUIDITY FUND
ADVANTAGE MUNICIPAL LIQUIDITY FUND

SHARES OF CORTLAND TRUST, INC. - CORTLAND GENERAL MONEY MARKET FUND, U.S. GOVERNMENT FUND, AND MUNICIPAL MONEY MARKET FUND (EACH, A "FUND", COLLECTIVELY, THE "FUNDS")
--------------------------------------------------------------------------------

     PROSPECTUS

     JULY 28, 2006


Cortland Trust, Inc. (the "Company") is an open-end, diversified money market fund designed as a cash management service for institutional customers and individuals. The Company consists of three series. This Prospectus relates exclusively to the Advantage Class of shares (the "Advantage Shares") of these series.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.


AVAILABLE THROUGH
[GRAPHIC OMITTED] BUYANDHOLD
A Division of Freedom Investments, Inc.
a wholly owned subsidiary of
Oppenheimer & Co. Inc.

375 Raritan Center Parkway
Edison, NJ  08837

     TABLE OF CONTENTS

ADVANTAGE PRIMARY LIQUIDITY FUND                         ADVANTAGE MUNICIPAL LIQUIDITY FUND
Risk/Return Summary: Investments,                        Risk/Return Summary: Investments,
   Risks and Performance                           3        Risks and Performance                      14
Fee Table                                          6     Fee Table                                     16
Investment Objective, Principal Investment               Investment Objective, Principal Investment    17
   Strategies and Related Risks                    7        Strategies and Related Risks
ADVANTAGE GOVERNMENT LIQUIDITY FUND                      PRINCIPAL INVESTMENT STRATEGIES FOR ALL
                                                         FUNDS                                         19
Risk/Return Summary: Investments,                        MANAGEMENT, ORGANIZATION AND CAPITAL
   Risks and Performance                           10           STRUCTURE                              22
Fee Table                                          12    SHAREHOLDER INFORMATION                       23
Investment Objective, Principal Investment               DIVIDENDS AND TAXES                           28
   Strategies and Related Risks                    13    FINANCIAL HIGHLIGHTS                          31

ADVANTAGE PRIMARY LIQUIDITY FUND ("ADVANTAGE PRIMARY SHARES")
SHARES OF CORTLAND GENERAL MONEY MARKET FUND ("CORTLAND GENERAL FUND")

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Cortland General Fund seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Cortland General Fund intends to achieve its investment objective by investing at least 80% of its assets in marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Obligations"), in bank instruments (domestic and foreign), in trust instruments, in corporate commercial instruments and in other corporate instruments maturing in 397 days or less (collectively, "Money Market Obligations").

The Cortland General Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

o Although the Cortland General Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The value of the Fund's shares and the securities held by the Fund can each decline in value due to changes in interest rates. For example, rising interest rates cause the prices of the Fund's securities to decrease.

o An investment in the Cortland General Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency.

o Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligators of state, municipal, public authority, and corporate debt obligations to meet their payment obligations. If such issuers fail to make timely payments of interest and principal, the Cortland General Fund's investments would decline in value.

o The Cortland General Fund may invest in obligations from foreign issuers and is subject to risks involving a lack of liquidity, imposition of foreign taxes, and other adverse results due to political and economic developments.

RISK/RETURN BAR CHART AND TABLE
--------------------------------------------------------------------------------

The following bar chart and table may assist you in deciding whether to invest in the Advantage Primary Shares of the Fund. The bar chart shows the change in the annual return of the Advantage Primary Shares' for the last three calendar years. The table shows the Advantage Primary Shares' average annual return for the last one year period, and since inception. While analyzing this information, please note that the Advantage Primary Shares' past performance is not an indicator of how it will perform in the future. The Advantage Primary Shares' current 7-day yield may be obtained by calling the Fund at (212) 830-5345 or toll-free at (800) 433-1918.

ADVANTAGE PRIMARY SHARES (1),(2)


CALENDAR YEAR END      % TOTAL RETURN
2003                   0.37%
2004                   0.55%
2005                   2.31%

(1) The Advantage Primary Shares' highest quarterly return was 0.77% for the quarter ended December 31, 2005; the lowest quarterly return was 0.06%% for the quarter ended March 31, 2004.

(2) The Advantage Primary Shares' year-to-date return as of June 30, 2006 was 1.88%.


AVERAGE ANNUAL TOTAL RETURNS - ADVANTAGE PRIMARY SHARES
FOR THE PERIODS ENDED DECEMBER 31, 2005
One Year                                                2.31%
Since Inception*                                        1.05%

*    Inception date is November 22, 2002 for the Advantage Primary Shares.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Advantage Primary Shares of the Cortland General Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                          None

   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                            ADVANTAGE PRIMARY SHARES

   Management Fees                                        0.74%
   Distribution (12b-1) Fees                              0.25%
   Other Expenses*                                        0.25%
         Shareholder Servicing Fees               0.25% ---------
   Total Annual Fund Operating Expenses**                 1.24%
                                                          =====

* During the fiscal year ended March 31, 2006, other expenses incurred by the Fund, other than Shareholder Servicing Fees, amounted to less than 0.01%

** During the fiscal year ended March 31, 2006, the Distributor voluntarily waived a portion of the Distribution Fees. After such waivers, the Distribution Fee was 0.02%. The net Annual Fund Operating Expenses for the fiscal year were 1.01%. This fee waiver arrangement may be terminated at any time at the option of the Distributor.


EXAMPLE


This example is intended to help you compare the cost of investing in the Advantage Primary Shares of the Fund with the cost of investing in other money market funds.

The example assumes that you invest $10,000 in the Advantage Primary Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Advantage Primary Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR            3 YEARS           5 YEARS      10 YEARS
    ADVANTAGE PRIMARY SHARES           $126              $393              $681         $1,500


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Cortland General Fund seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Cortland General Fund seeks to achieve its objective by investing at least 80% of its assets in U.S. Government Obligations, in bank instruments (domestic and foreign), in trust instruments, in corporate commercial instruments and in other corporate instruments maturing in 397 days or less (collectively, "Money Market Obligations").

The Cortland General Fund may invest in bank instruments, which consist mainly of certificates of deposit, bankers' acceptances and time deposits. The Fund may also invest in corporate instruments supported by bank letters of credit. The Fund generally limits investments in bank instruments to (a) those that are fully insured as to principal by the Federal Deposit Insurance Company or (b) those issued by banks that, at the date of their latest public reporting, have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may invest in bank instruments issued by institutions that the Board of Directors (the "Board") of the Company, of which the Fund is a series, believes present minimal credit risk.

The Cortland General Fund may invest up to 100% of its assets in obligations issued by banks, and up to 10% of its assets in obligations issued by any one bank, subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the bank is a domestic bank, it must be a member of the Federal Deposit Insurance Company. The Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). The Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation upon the Fund investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Fund will limit its purchases of time deposits to those that mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of its Fund's total assets at the time of purchase.

The Cortland General Fund may invest in short-term corporate obligations and instruments, including but not limited to corporate commercial paper, notes, bonds and debentures. Corporate commercial instruments generally consist of short-term unsecured promissory notes issued by corporations. The Fund may also purchase variable amount master demand notes, which are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days. The Fund may also purchase participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. (See the Statement of Additional Information ("SAI") for information with respect to corporate commercial instruments and bond ratings.) The Fund may also invest in fixed or variable rate debt units representing an undivided interest in a trust's distributions of principal and interest that a trust receives from an underlying portfolio of bonds issued by a highly rated corporate or U.S. Government agency issuer and/or payments from re-characterized distributions made possible by the swap of certain payments due on the underlying bonds. The Fund's investment will be limited solely to the debt units and in each case, must meet the credit quality standards under Rule 2a-7 of the 1940 Act. Debt units will be purchased by the Fund as an institutional accredited investor pursuant to a private placement memorandum. Sale of debt units will be effected pursuant to Rule 144A or other exemptions from registration under the Securities Act of 1933, subject to the eligibility of the purchaser and compliance with trust agreement requirements. The Fund's investment adviser (the "Manager") will monitor the liquidity of the debt units under the supervision of the Board.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

The Cortland General Fund complies with federal requirements regarding the quality, maturity and diversification of its investments that are designed to help maintain a $1.00 share price.

However, the Cortland General Fund is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of Money Market Obligations.

Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the Cortland General Fund's investments. Moreover, changes in interest rates may be caused by various economic factors or political events.

In addition, the Cortland General Fund is exposed to the credit risk of the institutions that issue Money Market Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Fund.

Investors should also note that the Cortland General Fund invests in Eurodollar and Yankee dollar obligations. Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal of and interest on those obligations, the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

ADVANTAGE GOVERNMENT LIQUIDITY FUND ("ADVANTAGE GOVERNMENT SHARES") SHARES OF U.S. GOVERNMENT FUND ("GOVERNMENT FUND")

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Government Fund seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market circumstances, the Government Fund will invest at least 80% of its net assets in short-term marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Obligations"). The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Government Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

o Although the Government Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The value of the Fund's shares and the securities held by the Fund can each decline in value due to changes in interest rates. For example, rising interest rates cause the prices of the Fund's securities to decrease.

o An investment in the Government Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

o The Government Fund is exposed to the credit risk of the institutions that issue U.S. Government Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Fund.

RISK/RETURN BAR CHART AND TABLE
--------------------------------------------------------------------------------


The following bar chart and table may assist you in deciding whether to invest in the Advantage Government Fund. The bar chart shows the change in the annual return of the Advantage Government Shares' for the last three calendar years. The table shows the Advantage Government Shares' average annual return for the last one year period, and since inception. While analyzing this information, please note that the Advantage Government Shares past performance is not an indicator of how it will perform in the future. The Advantage Government Shares' current 7-day yield may be obtained by calling the Fund at (212) 830-5345 or toll-free at (800) 433-1918.

ADVANTAGE GOVERNMENT SHARES (1),(2)

CALENDAR YEAR END       % TOTAL RETURN
2003                         0.33%
2004                         0.46%
2005                         2.24%

(1) The Advantage Government Shares' highest quarterly return was 0.75% for the quarter ended December 31, 2005; the lowest quarterly return was 0.04% for the quarter ended June 30, 2004.

(2) The Advantage Government Shares' year-to-date return as of June 30, 2006 was 1.82%.

AVERAGE ANNUAL TOTAL RETURNS - ADVANTAGE GOVERNMENT SHARES
FOR THE PERIODS ENDED DECEMBER 31, 2005

One Year                                            2.24%
Since Inception*                                    0.99%

o    Inception date is November 22, 2002 for the Advantage Government Shares.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Advantage Government Shares of the Government Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                          None

ANNUAL FUND OPERATING EXPENSES
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                   ADVANTAGE GOVERNMENT SHARES


   Management Fees                                        0.74%
   Distribution (12b-1) Fees                              0.25%
   Other Expenses*                                        0.25%
         Shareholder Servicing Fees               0.25%
                                                       ---------
   Total Annual Fund Operating Expenses**                 1.24%
                                                          =====

* During the fiscal year ended March 31, 2006, other expenses incurred by the Fund, other than Shareholder Servicing Fees, amounted to less than 0.01%

** During the fiscal year ended March 31, 2006, the Distributor voluntarily waived a portion of the Distribution Fee. After such waivers, the Distribution Fee was 0.02%. The net Annual Fund Operating Expenses for the fiscal year were 1.01%. This fee waiver arrangement may be terminated at any time at the option of the Distributor.


EXAMPLE


This example is intended to help you compare the cost of investing in the Advantage Government Shares of the Fund with the cost of investing in other money market funds.

The example assumes that you invest $10,000 in the Advantage Government Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Advantage Government Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            1 YEAR            3 YEARS           5 YEARS      10 YEARS
      ADVANTAGE GOVERNMENT SHARES           $126              $393              $681         $1,500

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Government Fund seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market circumstances, the Government Fund will invest at least 80% of its net assets in short-term "U.S. Government Obligations." U.S. Government Obligations, which consist of marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. The Fund will invest in Agencies that are not guaranteed or backed by the full faith and credit of the U.S. Government only when the Board is satisfied that the credit risk with respect to a particular agency or instrumentality is minimal.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

The Government Fund complies with federal requirements regarding the quality, maturity and diversification of its investments that are designed to help maintain a $1.00 share price.

However, the Government Fund is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of U.S. Government Obligations.

Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the Government Fund's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

In addition, the Government Fund is exposed to the credit risk of the institutions that issue U.S. Government Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Fund.

ADVANTAGE MUNICIPAL LIQUIDITY FUND ("ADVANTAGE MUNICIPAL SHARES")

SHARES OF MUNICIPAL MONEY MARKET FUND ("MUNICIPAL FUND")

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Municipal Fund seeks to provide its investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Municipal Fund intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions ("Municipal Securities").

The Municipal Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS

--------------------------------------------------------------------------------

o Although the Municipal Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The value of the Fund's shares and the securities held by the Fund can each decline in value due to changes in interest rates. For example, rising interest rates will cause the prices of the Fund's securities to decrease.

o An investment in the Municipal Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

o Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. If such issuers fail to make timely payments of interest and principal, the Municipal Fund's investments would decline in value.

RISK/RETURN BAR CHART AND TABLE

--------------------------------------------------------------------------------

The following bar chart and table may assist you in deciding whether to invest in the Advantage Municipal Fund. The bar chart shows the change in the annual return of the Advantage Municipal Shares' for the last three calendar years. The table shows the Advantage Municipal Shares' average annual return for the last year period, and since inception. While analyzing this information, please note that the Advantage Municipal Shares' past performance is not an indicator of how it will perform in the future. The Advantage Municipal Shares' current 7-day yield may be obtained by calling the Fund at (212) 830-5345 or toll-free at
(800) 433-1918.

ADVANTAGE MUNICIPAL SHARES (1),(2)


CALENDAR YEAR END               % TOTAL RETURN
2003                                    0.25%
2004                                    0.35%
2005                                    1.45%




(1) The Advantage Municipal Shares' highest quarterly return was 0.49% for the quarter ended December 31, 2005; the lowest quarterly return was 0.03% for the quarter ended September 30, 2003.

(2) The Advantage Municipal Shares' year-to-date return as of June 30, 2006 was 1.15%.

       AVERAGE ANNUAL TOTAL RETURNS - ADVANTAGE MUNICIPAL SHARES

       FOR THE PERIODS ENDED DECEMBER 31, 2005

       One Year                                               1.45%
       Since Inception*                                       0.67%

* Inception date is November 22, 2002 for the Advantage Municipal Shares.

                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Advantage Municipal Shares of the Municipal Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                    None

ANNUAL FUND OPERATING EXPENSES
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                           ADVANTAGE MUNICIPAL SHARES

   Management Fees                                        0.74%
   Distribution (12b-1) Fees                              0.25%
   Other Expenses                                         0.26%
         Shareholder Servicing Fees               0.25%
                                                       ---------
   Total Annual Fund Operating Expenses*                  1.25%
                                                          =====

* During the fiscal year ended March 31, 2006, the Distributor has voluntarily waived a portion of the Distribution Fee. After such waivers, the Distribution Fee was 0.01%. The net Annual Fund Operating Expenses for the fiscal year were 1.01%. This fee waiver arrangement may be terminated at any time at the option of the Distributor.


  EXAMPLE


This example is intended to help you compare the cost of investing in the Advantage Municipal Shares of the Fund with the cost of investing in other money market funds.

The example assumes that you invest $10,000 in the Advantage Municipal Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Advantage Municipal Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            1 YEAR            3 YEARS           5 YEARS      10 YEARS
         ADVANTAGE MUNICIPAL SHARES         $127              $397              $686         $1,511

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Municipal Fund's investment objective is to seek to provide its investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Municipal Fund will invest primarily (i.e., at least 80%) in short-term, high quality, tax-exempt, Municipal Securities.

The Municipal Fund will invest in Municipal Securities that include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of private activity bonds or industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Such obligations are considered to be Municipal Securities provided that the interest paid thereon generally qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to federal alternative minimum tax liability and may have other federal income tax consequences.

The Municipal Fund also may purchase any Municipal Security that depends on the credit of the U.S. Government and may invest in Municipal Securities that are not rated if, in the opinion of the Manager, and in accordance with procedures established by the Board, such securities possess creditworthiness comparable to those rated obligations in which the Fund may invest. The Fund may, from time to time, on a temporary or defensive basis, invest in short-term, high quality U.S. Government Obligations, Money Market Obligations and repurchase agreements. Income from any such temporary investments would be taxable to shareholders as ordinary income. It is the present policy of the Fund to invest only in securities the interest on which is tax-exempt. The Fund will endeavor to be invested at all times in Municipal Securities. It is a fundamental policy of the Fund that its assets will be invested so that at least 80% of its income will be exempt from federal income taxes. The Fund may from time to time hold cash reserves.

The Municipal Fund's Manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

In order to maintain a share price of $1.00, the Municipal Fund must comply with certain federal regulations, which include requirements pertaining to the maturity and credit quality of the securities in which the Fund may invest. The Fund only invests in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, is 90 days or less.

The Municipal Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations ("NRSROs"), or are unrated securities that have been determined, by the Manager, to be of comparable quality.

Subsequent to its purchase by the Municipal Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board shall reassess the security's credit risks and shall take such action as it determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board is subsequently notified of the Manager's actions.

Although the Municipal Fund will attempt to invest 100% of its total assets in Municipal Securities, the Fund reserves the right to invest up to 20% of its total assets in taxable securities whose interest income is subject to regular federal, state and local income tax, as well as the federal alternative minimum tax. The kinds of taxable securities in which the Fund may invest are limited to specific types of short-term, fixed income securities.

As a temporary defensive measure the Municipal Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Manager. Such a temporary defensive position may prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

The Municipal Fund complies with federal requirements regarding the quality, maturity and diversification of its investments that are designed to help maintain a $1.00 share price.

However, the Municipal Fund is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of Municipal Securities.

Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the Municipal Fund's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

In addition, the Municipal Fund is exposed to the credit risk of the institutions that issue Municipal Securities. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Fund.

PRINCIPAL INVESTMENT STRATEGIES FOR ALL FUNDS:

The Funds will invest only in U.S. dollar-denominated securities that are rated in one of the two highest rating categories for debt obligations by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. The NRSROs currently rating instruments of the type the Funds may purchase are Moody's Investors Service, Standard & Poor's, a division of the McGraw-Hill Companies, and Fitch, Inc.

Investments in rated securities not rated in the highest category by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities not determined by the Board to be comparable to those rated in the highest category, will be limited to 5% of a Fund's total assets, with the investment in any such issuer being limited to not more than the greater of 1% of a Fund's total assets or $1 million. A Fund may invest in obligations issued or guaranteed by the U.S. Government without any such limitation.

Each Fund invests in high quality debt obligations with relatively short maturities. Each Fund seeks to achieve its objective by investing in different types of securities, as described below. Unless otherwise stated, the investment policies and restrictions set forth below are not fundamental policies, and may be changed by the Board, with notice to shareholders.

The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, the financial stability of the issuers and market factors.

The Company may enter into the following arrangements with respect to all three Funds.

REPURCHASE AGREEMENTS. Under a repurchase agreement, the purchaser (for example, one of the Funds) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Fund will not enter into a repurchase agreement if as a result of such investment more than 10% of its net assets would be invested in illiquid securities, including repurchase agreements that expire in more than seven days. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from that Fund on demand and the effective interest rate is negotiated on a daily basis.

In general, a Fund will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may enter into repurchase agreements with other institutions that the Board believes present minimal credit risk. Nevertheless, if the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund that entered into the repurchase agreement may incur a loss to the extent that the proceeds it realized on the sale of the underlying obligation are less than the repurchase price. A repurchase agreement may be considered a loan to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt.

Securities purchased pursuant to a repurchase agreement are held by a Fund's custodian and either (i) the securities are recorded in the name of the Fund with the Federal Reserve Book-Entry System, or (ii) the Fund receives daily written confirmation of each purchase of a security and a receipt from the custodian. A Fund purchases a security subject to a repurchase agreement only when the purchase price of the security is equal to or less than its market price at the time of purchase.

REVERSE REPURCHASE AGREEMENTS. A Fund may also enter into reverse repurchase agreements, which involve the sale by a Fund of a portfolio security at an agreed upon price, date and interest payment. A Fund will enter into reverse repurchase agreements for temporary or defensive purposes to facilitate the orderly sale of portfolio securities, to accommodate abnormally heavy redemption requests, or in some cases as a technique to enhance income. A Fund will use a reverse repurchase agreement when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A Fund will enter into reverse repurchase agreements only in amounts up to 10% of the value of its total assets at the time of entering into such agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. This risk, if realized, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. As such, they are subject to limitations on the level of Fund assets that may be invested in such instruments.

DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. Delayed delivery agreements are commitments by a Fund to dealers or issuers to acquire securities beyond the customary same-day settlement for money market instruments. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Manager may anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund; therefore, to assure that the Fund will be as fully invested as possible in instruments meeting its investment objective, it may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days.

Money Market Obligations and Municipal Securities are sometimes offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such Money Market Instruments or Municipal Securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if the Manager deems it to be advisable.

If a Fund enters into a delayed delivery agreement or purchases a when-issued security, that Fund will direct its custodian to place liquid assets (including Money Market Obligations and Municipal Securities) in a segregated account in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are in a segregated account, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase a Fund's exposure to market fluctuation; may increase the possibility that the Municipal Fund will incur a short-term gain subject to federal taxation; or may increase the possibility that a Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Funds will employ techniques designed to minimize these risks.

No additional delayed delivery agreements or when-issued commitments will be made if more than 25% of a Fund's net assets would become so committed. The Funds will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date is at least 30 days and not more than 120 days.

STAND-BY COMMITMENTS. The Municipal Fund may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the Fund, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the Municipal Fund's option, at a specified price. Stand-by Commitments are also sometimes known as "puts." The Municipal Fund will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition or exercisability of a Stand-by Commitment by the Municipal Fund will not affect the valuation or the average weighted maturity of its underlying portfolio securities. See "Investment Programs and Restrictions - Stand-by Commitments" in the SAI for additional information with respect to Stand-by Commitments.

Consistent with the objective of stability of principal, each Fund attempts to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds its per share net asset value to the nearest whole cent in compliance with applicable rules and regulations. Accordingly, each Fund invests in debt securities having remaining maturities of 397 days or less and maintain a weighted average maturity of 90 days or less. However, there can be no assurance that a Fund's net asset value per share of $1.00 will be maintained.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


A schedule of each Fund's complete portfolio holdings, current as of month-end, will be available on the Funds' website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Funds file with the Securities and Exchange Commission their semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedules are available on the Funds' website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


The Funds' investment adviser is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of June 30, 2006, the Manager was the investment manager, advisor or sub-adviser with respect to assets aggregating in excess of $16.8 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the investment management contract, the Manager manages each Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board.

The Funds pay the Manager an annual fee, calculated daily and paid monthly, of 0.80% of the first $500 million of the Company's average daily net assets, plus 0.775% of the next $500 million of the Company's average daily net assets, plus 0.750% of the next $500 million of the Company's average daily net assets, plus 0.725% of the Company's average daily net assets in excess of $1.5 billion. The Company's comprehensive fee is higher than most other money market mutual funds that do not offer services that the Company offers. However, most other funds bear expenses that are being borne for the Company by the Manager. During the fiscal year ended March 31, 2006, the Company paid the Manager fees that represented 0.74% of the Cortland General Fund's average daily net assets, 0.74% of the U.S. Government Fund's average daily net assets and 0.74% of the Municipal Money Market Fund's average daily net assets, respectively, on an annualized basis. A discussion regarding the basis for the Board of Directors approving the continuance of the investment management contract is available in each semi-annual report to shareholders.


SHAREHOLDER INFORMATION

Each Fund sells and redeems its shares on a continuing basis at its net asset value and does not impose a charge for either purchases or redemptions. All transactions in the Funds are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from (i) Oppenheimer & Co. Inc. for orders placed through Oppenheimer & Co. Inc.'s sweep service or through Oppenheimer & Co. Inc. securities account, and (ii) the retirement plan sponsor or administrator for orders placed through the Oppenheimer & Co. Inc. retirement plan.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Only the Advantage Shares of the Funds are offered through this Prospectus. All Fund shares are held in an omnibus account at the Company through Oppenheimer & Co. Inc., or through Oppenheimer & Co. Inc. retirement plan sponsors or administrators which will maintain individual investor accounts. Oppenheimer & Co. Inc. and its affiliates and the Oppenheimer & Co. Inc. retirement plan sponsors or administrators may impose account fees separate from any fees charged by the Fund and may also set deadlines for receipt of orders from investors that are earlier than the deadline of the Fund due to processing and other reasons. Investors should read this prospectus in conjunction with the materials provided by Oppenheimer & Co. Inc. and any plan sponsors or administrators.

Oppenheimer & Co. Inc. may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with Oppenheimer & Co. Inc. before 4:00 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with Oppenheimer & Co. Inc. Oppenheimer & Co. Inc. is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.

Orders placed through the Oppenheimer & Co. Inc. retirement plan will receive the net asset value of the Fund's shares next determined after the Fund's transfer agent receives the orders from the retirement plan sponsors or administrators. There is no minimum initial or subsequent investment for Advantage Shares.

INITIAL INVESTMENTS (PURCHASES)
--------------------------------------------------------------------------------

Contact your Financial Advisor to arrange for an initial investment in a Fund. You may use a Fund either as the money market fund tied to your Oppenheimer & Co. Inc. securities account through Oppenheimer & Co. Inc.'s sweep service or as an additional investment position held in your securities account.

The "sweep" means that cash is automatically invested in a Fund when the cash becomes available in your Oppenheimer & Co. Inc. securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from the Fund when appropriate to cover purchases or other activities in your account.

Participants in the Oppenheimer & Co. Inc. retirement plan should contact their plan sponsor to arrange for an initial investment in the Fund.

SUBSEQUENT INVESTMENTS (PURCHASES)
--------------------------------------------------------------------------------

Mail or deliver your check, payable to Oppenheimer & Co. Inc., to your Financial Advisor. Please write your securities account number and the Fund name on the check. If you wish to make an investment by sending a wire from your bank, contact your Financial Advisor to obtain wiring instructions.

Participants in the Oppenheimer & Co. Inc. retirement plan should contact their plan sponsor to arrange for subsequent investments in the Fund.

GENERAL INFORMATION ON PURCHASES
--------------------------------------------------------------------------------

Advantage Shares of the Funds may be purchased through Oppenheimer & Co. Inc. Orders for purchase of shares are accepted only on a "business day of the Company," which means any day on which both the New York Stock Exchange and the Bank of New York (the "Custodian"), the Company's custodian, are open for business. It is expected that the New York Stock Exchange and/or the Custodian will be closed on Saturdays and Sundays, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

An order to purchase Fund shares is effective only when it is received in proper form and payment in the form of Federal Funds (member bank deposits with the Federal Reserve Bank) is received by the Company for investment. The Company reserves the right to reject any order for the purchase of shares. In addition, the Fund does not accept cash, and may refuse cash equivalents (i.e. travelers cheques, money orders, cashier checks or similar instruments) and certain other forms of payment at its discretion. Fund shares are purchased or exchanged at the net asset value next determined after receipt of the order. Net asset value is normally determined at 4:00 p.m. Eastern time on each business day of the Company. Because the Company uses the amortized cost method of valuing the securities held by the Fund and rounds the Fund's per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of the Fund will remain constant at $1.00 per share. However, the Company makes no assurance that it can maintain a $1.00 net asset value per share. In order to earn dividends the same day, purchase orders must be received prior to 4:00 p.m. Eastern time; otherwise, the purchase of shares will occur the following business day. The Company will not issue share certificates but will record investor holdings on the books of the Company in non-certificate form and regularly advise the shareholder of his ownership position.

Purchases may be made by following the procedures specified above. If these purchase procedures are not followed, the processing of orders may be delayed.

WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

For withdrawals other than those automatically activated by the sweep, please instruct your Financial Advisor as to the withdrawal amount and the delivery of the proceeds.

Participants in the Oppenheimer & Co. Inc. retirement plan should contact their plan sponsor to arrange for redemptions of shares held in the Fund.

GENERAL INFORMATION ON REDEMPTIONS
--------------------------------------------------------------------------------

You may redeem your shares, in whole or in part, on any day on which a Fund's net asset value is calculated. Shares are redeemed at the net asset value next determined after receipt of proper notice of redemption. If you redeem all of your shares, you will receive payment of all dividends declared but unpaid through the date of redemption. If you redeem only a portion of the shares in your account, the dividends declared but unpaid on the shares redeemed will not be distributed to you until the next regular dividend payment date. If your redemption order is received prior to 4:00 p.m. Eastern time, the redemption will be effective on that day and the Company will endeavor to transmit payment that same business day. If the notice of redemption is received after 4:00 p.m. Eastern time, the redemption will be made on the next business day.

Each Fund and its agents reserves the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of

"blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, each Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If a Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

DISTRIBUTOR
--------------------------------------------------------------------------------

The Company, on behalf of each of its series, has entered into a distribution agreement dated October 30, 2000 (the "Distribution Agreements") with Reich & Tang Distributors, Inc., 600 Fifth Avenue, New York, New York 10020. The Distributor has the exclusive right to enter into dealer agreements with securities dealers who sell shares of the Funds, including sales where a securities dealer automatically "sweeps" free credit balances into a fund at the end of each day ("Sweep Arrangement") allowing the account holder to earn dividends otherwise unavailable in the brokerage account, and with financial institutions that may furnish services to shareholders on behalf of the Company. Pursuant to plans of distribution (the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act and initially approved by the Board on September 12, 2002, each of the Funds may make distribution related payments, under a sweep arrangement or otherwise, in an amount not to exceed on an annualized basis .25% of the value of the Fund's assets. Securities dealers and other financial institutions may receive distribution payments directly or indirectly from the Funds for services that may include payments for opening shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from shareholders concerning the status of their accounts and operations of their Fund and communications with the Company on behalf of Fund shareholders. Additionally, the Distributor may pay for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and other services to support distribution pursuant to the Rule 12b-1 Plans. The Distributor may also make payments to securities dealers, under a sweep arrangement or otherwise, and to financial institutions, such as banks, out of the investment management fee the Manager receives from the Funds, out of its past profits or from any other source available to the Distributor.

The Rule 12b-1 Plans will only make payments for expenses actually incurred by the Distributor. The Rule 12b-1 Plans will not carry over expenses from year to year and if a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the date the Rule 12b-1 Plan terminates.

Because Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost an investor more than paying other types of sales charges.

Each Fund has adopted a Shareholder Servicing Plan for its Advantage Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including Oppenheimer & Co. Inc. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Oppenheimer & Co. Inc. receives distribution and servicing payments from the Distributor with respect to the Advantage Shares in amounts that exceed the payments the Distributor receives from the Funds pursuant to the Rule 12b-1 Plan, Distribution Agreement and Shareholder Servicing Plan with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. These payments may be referred to as "revenue sharing" but do not change the price paid by investors to purchase the Funds' shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Oppenheimer & Co. Inc. for providing services to the Funds or their shareholders, including, without limitation, shareholder servicing and distribution assistance. The amount of these payments may create an incentive for Oppenheimer & Co. and its affiliates to sell shares of the Funds to you or to recommend the Funds complex over similar funds in other complexes. Please speak with your financial advisor to learn more about these payments. Additional information regarding these payments can be found in the Fund's SAI. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for Oppenheimer & Co. and may provide non-cash compensation to Oppenheimer & Co. such as sponsorship or funding of sales seminars; tickets to sporting events, theater or other entertainment; opportunities to participate in golf or other outings, and gift certificates for meals; or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.


FREQUENT TRADING
--------------------------------------------------------------------------------

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "General Information on Purchases" the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

DIVIDENDS AND TAXES

DIVIDENDS
--------------------------------------------------------------------------------

It is the policy of the Company, with respect to each Fund, to declare dividends from the net investment income earned by the Fund daily; such dividends are generally reinvested in additional Fund shares on the subsequent business day. Dividends from net realized capital gain, offset by capital loss carryovers, if any, are generally declared and paid when realized except to the extent that a net realized capital gain is deemed necessary to offset future capital losses.

TAXES
--------------------------------------------------------------------------------

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is each Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will each satisfy the distribution requirement of Subchapter M and will not be subject to federal income tax or the 4% excise tax.

If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

Distributions by the Municipal Fund of its tax-exempt interest income are designated as exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their federal income tax returns. In addition, these exempt-interest dividends may be subject to the federal alternative minimum tax ("AMT") and will be taken into account in determining the portion, if any, of Social Security benefits received that must be included in gross income for federal income tax purposes. Further, interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Municipal Fund (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends to the shareholder during such shareholders taxable year. Finally, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Municipal Fund likely will be subject to tax on dividends paid by such Fund that are derived from interest on such bonds.

The Municipal Fund may invest in securities the interest on which is (and the dividends paid by the Fund derived from such interest are) subject to federal income tax, but such taxable securities will not exceed 20% of the value of the Municipal Fund's total assets. The percentage of dividends that constitutes exempt-interest dividends, and the percentage thereof (if any) that constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the Municipal Fund declared during that year. These percentages may differ from the actual percentages for any particular day.

Distributions by a Fund of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes but are not expected to qualify for the 70% dividends-received deduction for corporate shareholders or for treatment as qualified dividend income in the case of non-corporate shareholders. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

Tax-exempt interest on specified private activity bonds issued after August 7, 1986, is treated as a tax preference item for purposes of the AMT. Thus, corporate and individual shareholders of the Municipal Fund may incur an AMT liability as a result of receiving exempt-interest dividends from the Fund to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which is used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the Municipal Fund.

Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Fund. In general, distributions by a Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Fund and received by the shareholders on December 31 of the preceding year.

A shareholder will recognize gain or loss upon the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. However, as long as a Fund's net asset value per share does not deviate from $1.00, there will be no gain or loss upon the sale or redemption of shares of a Fund. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends (i.e., dividends that are not capital gain dividends, exempt-interest dividends, interest-related dividends or short-term capital gain dividends) paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower applicable treaty rate). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

Under the backup withholding rules under the Code, certain shareholders may be subject to withholding of federal income tax on ordinary income dividends paid by a Fund at the applicable withholding rate. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in exclusion under the income or other tax laws of any state or local taxing authority.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, judicial or administrative action. As the foregoing discussion is for general information only, a prospective shareholder also should review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the SAI. In addition, each prospective shareholder should consult with his or her own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes, which may differ from the federal income tax consequences described above.

FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                                Cortland General Money Market Fund
                                                                 -----------------------------------------------------------------
                                                                          For the Year Ended                September 5, 2002
Advantage Primary Shares                                                       March 31,              (Commencement of Offering) to
----------------                                                    2006         2005         2004           March 31, 2003
                                                                 ----------   ----------   ----------        --------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period...................          $  1.00      $  1.00      $  1.00             $  1.00
                                                                 ----------   ----------   ----------          ----------
Income from investment operations:
  Net investment income................................             0.028        0.009        0.003               0.002
  Net realized and unrealized gain(loss) on investments             0.000        0.000        0.000                --
                                                                 ----------   ----------   ----------          ----------
Total from investment operations.......................             0.028        0.009        0.003               0.002
Less distributions from:
  Dividends from net investment income.................            (0.028)      (0.009)      (0.003)             (0.002)
  Net realized gains on investments....................            (0.000)      (0.000)      (0.000)             ( --  )
                                                                 ----------   ----------   ----------          ----------
Total distributions....................................            (0.028)      (0.009)      (0.003)             (0.002)
                                                                 ----------   ----------   ----------          ----------
Net asset value, end of period.........................          $  1.00       $ 1.00        $1.00               $1.00
                                                                 ==========   ==========   ==========          ==========
Total Return...........................................             2.81%        0.87%        0.31%               0.19%(a)
Ratios/Supplemental Data
Net assets, end of period (000's)......................          $2,769,928   $2,692,402   $1,858,743          $2,365,911
Ratios to average net assets:
  Expenses (net of fees waived)........................             1.01%        0.94%        0.90%               0.90%(b)
  Net investment income................................             2.79%        0.92%        0.31%               0.54%(b)
  Distribution and shareholder servicing fees waived...             0.23%        0.29%        0.35%               0.35%(b)

(a) Not annualized
(b) Annualized

This financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                                       U.S. Government Fund
                                                                 -----------------------------------------------------------------
                                                                          For the Year Ended                November 22, 2002
Advantage Government Shares                                                   March 31,              (Commencement of Offering) to
----------------                                                    2006         2005         2004           March 31, 2003
                                                                 ----------   ----------   ----------        --------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period...................          $  1.00      $  1.00      $  1.00             $  1.00
                                                                 ----------   ----------   ----------          ----------

Income from investment operations:
  Net investment income................................             0.027        0.008        0.003               0.002
  Net realized and unrealized gain(loss) on investments              --           --          0.000                --
                                                                 ----------   ----------   ----------          ----------
Total from investment operations.......................             0.027        0.008        0.003               0.002
Less distributions from:
  Dividends from net investment income.................            (0.027)      (0.008)      (0.003)             (0.002)
  Net realized gains on investments....................            ( --  )      ( --  )      (0.000)             ( --  )
                                                                 ----------   ----------   ----------          ----------
Total distributions....................................            (0.027)      (0.008)      (0.003)             (0.002)
                                                                 ----------   ----------   ----------          ----------
Net asset value, end of period.........................          $  1.00      $  1.00      $  1.00             $  1.00
                                                                 ==========   ==========   ==========          ==========
Total Return...........................................             2.72%        0.79%        0.26%               0.18%(a)
Ratios/Supplemental Data
Net assets, end of period (000's)......................          $  202,119   $  210,229   $   95,525          $   96,429
Ratios to average net assets:
  Expenses (net of fees waived)........................             1.01%        0.94%        0.90%               0.90%(b)
  Net investment income................................             2.66%        0.87%        0.24%               0.51%(b)
  Distribution and shareholder servicing fees waived...             0.23%        0.30%        0.35%               0.35%(b)

(a) Not annualized
(b) Annualized

This financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                                     Municipal Money Market Fund
                                                                   -----------------------------------------------------------------
                                                                            For the Year Ended                November 22, 2002
Advantage Municipal Shares                                                     March 31,              (Commencement of Offering) to
----------------                                                      2006         2005         2004           March 31, 2003
                                                                   ----------   ----------   ----------        --------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period...................            $  1.00      $  1.00      $  1.00             $  1.00
                                                                   ----------   ----------   ----------          ----------
Income from investment operations:
   Net investment income...............................               0.017        0.005        0.002               0.001
   Net realized and unrealized gain(loss) on investments               --           --          0.000                --
                                                                   ----------   ----------   ----------          ----------
Total from investment operations.......................               0.017        0.005        0.002               0.001
Less distributions from:
   Dividends from net investment income................              (0.017)      (0.005)      (0.002)             (0.001)
   Net realized gains on investments...................              ( --  )      ( --  )      (0.000)             ( --  )
                                                                   ----------   ----------   ----------          ----------
Total distributions....................................              (0.017)      (0.005)      (0.002)             (0.001)
                                                                   ----------   ----------   ----------          ----------
Net asset value, end of period.........................            $  1.00      $  1.00      $  1.00             $  1.00
                                                                   ==========   ==========   ==========          ==========
Total Return...........................................               1.76%        0.53%        0.21%               0.12%(a)
Ratios/Supplemental Data
Net assets, end of period (000's)......................            $  129,637   $  126,133   $   81,769          $  112,686
Ratios to average net assets:
   Expenses (net of fees waived).......................               1.01%        0.94%        0.90%               0.90%(b)
   Net investment income...............................               1.74%        0.56%        0.21%               0.32%(b)
   Distribution and shareholder servicing fees waived..               0.24%        0.31%        0.35%               0.35%(b)

(a) Not annualized
(b) Annualized

                     NOTICE OF REICH & TANG* PRIVACY POLICY


         We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

         We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

         We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

         We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


---------------------

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.



                THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS

THIS PAGE INTENTIONALLY LEFT BLANK

SHARES OF CORTLAND TRUST, INC. -
CORTLAND GENERAL MONEY MARKET FUND           OPPENHEIMER [GRAPHIC OMITTED]
U.S. GOVERNMENT FUND                    AVAILABLE EXCLUSIVELY TO CUSTOMERS OF
MUNICIPAL MONEY MARKET FUND            OPPENHEIMER & CO. INC. AND ITS AFFILIATES




A Statement of Additional Information
(SAI) dated July 28, 2006, includes
additional information about the Funds
and its investments and is incorporated
by reference into this Prospectus.
Additional information about each Fund's investments is available in the
Company's annual and semi-annual reports to shareholders. You may obtain the SAI and the annual and semi-annual reports without charge by calling the Funds at
(212) 830-5345 or toll-free at (800)
433-1918. You may also obtain the SAI
and the annual and semi-annual reports
without charge by visiting the Fund's
website at http://www.money-funds.com/
funds/AdvantageLiquidity. To request
other information about the Funds,
please call your financial intermediary
or the Funds.



A current SAI has been filed with the                    ADVANTAGE PRIMARY
Securities and Exchange Commission.                      LIQUIDITY FUND
Information about the Fund (including
the SAI) is also available from the
Public Reference Room of the Securities                  ADVANTAGE GOVERNMENT
and Exchange Commission. Information on                  LIQUIDITY FUND
the operation of the Public Reference
Room may be obtained by calling the                      ADVANTAGE MUNICIPAL
Commission at (202) 551-8090. Fund                       LIQUIDITY FUND
reports and other information about
the Fund are available on the EDGAR                      PROSPECTUS
Database on the Commission's Internet                    July 28, 2005
site at http://www.sec.gov. Copies of
this information may be obtained, after
paying a duplicating fee, by electronic
request at publicinfo@sec.gov, or by
writing the Commission's Public Reference
Section, Washington, D.C. 20549-0102.



Investment Company Act No. 811-4179

                Reich & Tang Distributors, Inc.
                      600 Fifth Avenue
                    New York, NY 10020
                      (212) 830-5220


  ADV_CORT7/28/06P